Trade and Other Payables	12 Months Ended
Dec. 31, 2025
Trade and other payables [abstract]
Disclosure of trade and other payables [text block]
21. Trade and Other Payables
Trade and Other Payables are composed of the following:

	2025	2024
Trade Payables	812,895	562,749
Accrued Liabilities	3,418	9,895
Other Payables	38,123	25,143
Total	854,436	597,787
Trade and other payables are classified as current liabilities as the payment is due within one year or less. Moreover, the carrying amounts are considered to be the same as fair values, due to their short – term nature.
Trade Payables correspond to liabilities owed to Merchants, either related to pay-in transactions processed or payout transactions pending at their request. Accrued Liabilities primarily consist of obligations to legal and tax advisors, as well as auditors. Other Payables include general administrative expenses and other obligations.